UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2006

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

            New York                  1-9493              13-5670050
   (State or other jurisdiction     (Commission         (IRS Employer
        of incorporation)           File Number)      Identification No.)

               105 Corporate Park Drive
                White Plains, New York                 10604
       (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  Results of Operations and Financial Condition.

     On April 27 2006, Paxar Corporation (the "Company") announced its financial results for the first quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K ("Form 8-K").

     The attached press release includes a discussion of operating income, operating margin, net income and diluted earnings per share excluding restructuring and related costs, which are non-GAAP measures, and a reconciliation of each to a GAAP measure. It also includes earnings per share guidance for 2006 excluding restructuring and other non-recurring costs, which is a non-GAAP measure. However, at this time the Company is unable to quantify the magnitude of such restructuring and other non-recurring costs in 2006 and, accordingly, is unable to reconcile such forward-looking information to GAAP measures without unreasonable effort. The Company uses the foregoing non-GAAP measures to evaluate and manage its operations internally. It also provides this information to assist investors in performing additional financial analysis that is consistent with financial models developed by research analysts who follow the Company.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits.

       (c) Exhibits

       Exhibit No.       Description
       -----------       -----------

          99.1           Press Release issued by Paxar Corporation on April 27,
                         2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PAXAR CORPORATION
                                                 (Registrant)


Date: April 28, 2006                     By: /s/ Anthony Colatrella
                                             -----------------------------------
                                                    Anthony Colatrella
                                                    Vice President and
                                                    Chief Financial Officer


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                                  Exhibit Index


       Exhibit No.       Description
       -----------       -----------

          99.1           Press Release issued by Paxar Corporation on April 27,
                         2006.